Sale Of Vision Bank Business	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Sale of Vision Bank Business
Sale of Vision Bank Business
On February 16, 2012, Park and its wholly-owned subsidiary, Vision completed their sale of substantially all of the performing loans, operating assets and liabilities associated with Vision to Centennial Bank (“Centennial”), an Arkansas state-chartered bank which is a wholly-owned subsidiary of Home BancShares, Inc. (“Home”), an Arkansas corporation, as contemplated by the previously announced Purchase and Assumption Agreement by and between Park, Vision, Home and Centennial, dated as of November 16, 2011, as amended by the First Amendment to Purchase and Assumption Agreement, dated as of January 25, 2012, and the Second Amendment to Purchase and Assumption Agreement, dated as of April 30, 2012 (collectively, the "Vision Purchase Agreement") for a purchase price of $27.9 million.

Subsequent to the transactions contemplated by the Vision Purchase Agreement, Vision was left with approximately $22 million of performing loans (including mortgage loans held for sale) and non-performing loans with a fair value of $88 million. Park recorded a pre-tax gain, net of expenses directly related to the sale, of approximately $22.2 million, resulting from the transactions contemplated by the Vision Purchase Agreement. The pre-tax gain, net of expense is summarized in the table below:

(In thousands)
Premium paid	$27,913
One-time gains	298
Loss on sale of fixed assets	(2,434)
Employment and severance agreements	(1,610)
Other one-time charges, including estimates	(2,000)
Pre-tax gain	$22,167

Promptly following the closing of the transactions contemplated by the Vision Purchase Agreement, Vision surrendered its Florida banking charter to the Florida Office of Financial Regulation and became the non-bank Florida Corporation. The Florida Corporation merged with and into SEPH, a wholly-owned, non-bank subsidiary of Park, with SEPH being the surviving entity.
As part of the transaction between Vision and Centennial, Park agreed to allow Centennial to “put back” up to $7.5 million aggregate principal amount of loans, which were originally included within the loans sold in the transaction. The loan put option expired on August 16, 2012, 180 days after the closing of the transaction, which was February 16, 2012. Prior to August 16, 2012, Centennial notified Park of Centennial's intent to put back approximately $7.5 million aggregate principal amount of loans. During 2012, Centennial had put back forty-four loans, totaling approximately $7.5 million. These forty-four loans were recorded on the books at a fair value of $4.2 million. The difference of $3.3 million was written off against the loan put liability that had previously been established in the first half of 2012.